Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), is entered into as of August 12, 2020, by and among LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company (the “Borrower”), LIBERTY OILFIELD SERVICES INC., a Delaware corporation (“Ultimate Parent”), LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company (“New Holdco”), R/C IV NON-U.S. LOS CORP, a Delaware corporation (“R/C IV”), and the undersigned Lenders (as defined below).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of September 19, 2017 (as amended by that certain Amendment and Joinder to Credit Agreement, dated as of January 17, 2018, by that certain Second Amendment and Joinder to Credit Agreement, dated as of March 21, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages thereto (each of such lenders, together with its successor and permitted assigns, a “Lender”), U.S. BANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Agent”), the Borrower, Ultimate Parent, New Holdco, R/C IV and the other Loan Parties from time to time party thereto, the Lender Group has agreed to make Loans thereunder;
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement; and
WHEREAS, the Borrower has requested that the Required Lenders amend the Credit Agreement in certain respects, and the Required Lenders are willing to do so, subject to the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follow:
1.Amendments to Credit Agreement. In reliance on the representations and warranties of the Borrower set forth in Section 3 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
(a)Section 1.2 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof as follows:
“Notwithstanding any changes in GAAP after the Closing Date, any lease of the Borrowers or their Subsidiaries that would be characterized as an operating lease under GAAP as in effect on the Closing Date (whether such lease is entered into before or after the Closing Date) shall not constitute a Capital Lease under this Agreement or any other Loan Document as a result of such changes in GAAP unless otherwise agreed to in writing by the Administrative Borrower and the Required Lenders.”
(b)Schedule 5.1 to the Credit Agreement is hereby amended and restated in its entirety by Schedule 5.1 attached hereto as Annex I.
2.Conditions to Effectiveness. This Agreement shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied:
(a)the Lenders shall have received (i) a copy of this Agreement, duly authorized, executed and delivered by the Loan Parties and the Required Lenders and (ii) an executed copy of the Consent and Reaffirmation in the form attached hereto as Annex II;
(b)the Lenders shall have received a fully executed agreement amending certain provisions of the ABL Credit Agreement, in form and substance reasonably acceptable to the Required Lenders;
(c)the representations and warranties of the Loan Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(d)the Borrower shall have paid all fees costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents, including without limitation all attorney’s fees and expenses incurred by Agent and the Lenders; and
(e)no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Agreement.
3.Representations and Warranties of the Loan Parties. Each Loan Party party hereto hereby represents and warrants to Agent and the Lenders as follows:
(a)it (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and to carry out the transactions contemplated by this Agreement and each of the other Loan Documents to which it is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement);
(b)the execution and delivery of this Agreement, and the performance by it of this Agreement and each other Loan Document to which it is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement), (i) have been duly authorized by all necessary action on the part of such Loan Party and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Loan Party or its Subsidiaries, the Governing Documents of such Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on such Loan Party or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of such Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Loan Party, other than Permitted Liens, (D) require any approval of such Loan Party’s interestholders or any approval or consent of any Person under any material agreement of such Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect;
(c)this Agreement and each other Loan Document to which such Loan Party is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement) is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;
(d)the representations and warranties contained in this Agreement, the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and
(e)after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.
4.Further Assurances. At any time upon the reasonable request of Agent or the Required Lenders, each Loan Party shall promptly execute and deliver to Agent or the Lenders such Additional Documents as Agent or the Required Lenders shall reasonably request pursuant to the Credit Agreement and the other Loan Documents, in each case in form and substance reasonably satisfactory to Agent and the Required Lenders, as applicable.
5.Notices. Notices for any Loan Party shall be given in the manner set forth for the Loan Parties in Section 11 of the Credit Agreement.
6.Choice of Law and Venue; Jury Trial Waiver; Judicial Reference.
(a)THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
7.Binding Effect. This Agreement shall be binding upon the Loan Parties and shall inure to the benefit of Agent and the Lenders, together with their respective successors and permitted assigns.
8.Effect on Loan Documents.
(a)The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or amendment of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
(b)Each reference in the Credit Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Credit Agreement or any other Loan Document shall mean and refer to such agreement as modified by this Agreement.
9.Release.
(a)In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and assigns, and their present and former, direct and indirect, owners, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Agreement.
(b)Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
10.Fees and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of Agent and the Lenders (including reasonable attorneys’ fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Agreement and the Credit Agreement as amended hereby.
11.Miscellaneous
(a)This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(b)Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Loan Party, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f)This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
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IN WITNESS WHEREOF, the Loan Parties and the Lenders party hereto have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

LOAN PARTIES:
LIBERTY OILFIELD SERVICES LLC,
a Delaware limited liability company

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: VP, General Counsel and Secretary

LIBERTY OILFIELD SERVICES INC.,
a Delaware corporation

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: VP, General Counsel and Corporate Secretary

LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company

By: /s/ R. Sean Elliott
Name: R. Sean Elliott
Title: VP, General Counsel and Secretary

R/C IV NON-U.S. LOS CORP, a Delaware corporation By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: VP, General Counsel and Secretary

LENDERS:	MSD CREDIT OPPORTUNITY MASTER FUND, L.P.,
a Delaware limited liability partnership

	By:	/s/ Marcello Liguori
	Name:	Marcello Liguori
	Title:	Managing Director

REDWOOD MASTER FUND, LTD.

	By:	/s/ Ruben Kliksberg
	Name:	Ruben Kliksberg
	Title:	CEO

REDWOOD OPPORTUNITY MASTER FUND, LTD.

	By:	/s/ Ruben Kliksberg
	Name:	Ruben Kliksberg
	Title:	CEO

CM FINANCE SPV LTD
By: CM Investment Partners LLC, as
Collateral Manager

By:	/s/ Rocco DelGuercio
Name:	Rocco DelGuercio
Title:	Chief Financial Officer

OWL ROCK CAPITAL CORPORATION

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

ORCC II FINANCING LLC

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

ORCC FINANCING II LLC

By:	/s/ Alexis Maged
Name:	Alexis Maged
Title:	Authorized Signatory

ANNEX I
Schedule 5.1
See attached.

DB1/ 115230887.2

ANNEX II
Consent and Reaffirmation

CONSENT AND REAFFIRMATION
DATED AS OF August 12, 2020
The undersigned hereby (i) acknowledge receipt of a copy of the foregoing Third Amendment to Credit Agreement (the “Agreement”; capitalized terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) acknowledge and agree to be bound by the terms of the Agreement, including, without limitation, Section 9 thereof; and (iii) affirm that nothing contained in the Agreement shall modify in any respect whatsoever any Loan Document to which any of the undersigned is a party and reaffirms that each such Loan Document and each of its obligations thereunder is and shall continue to remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Agent and the Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.
This Consent and Reaffirmation may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Consent and Reaffirmation. Delivery of an executed counterpart of this Consent and Reaffirmation by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of an original executed counterpart of this Consent and Reaffirmation.
    THE VALIDITY OF THIS CONSENT AND REAFFIRMATION, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the day and year first above written.

LOS CIBOLO RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
LOS ODESSA RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel
ST9 GAS AND OIL LLC, a Texas limited liability company By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Vice President and General Counsel